UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 20, 2013

McKesson Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-13252	94-3207296
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Post Street, San Francisco, California		94104
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 983-8300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 20, 2013, Jeffrey C. Campbell, Executive Vice President and Chief Financial Officer of McKesson Corporation (the “Company”), provided the Company with notice of his resignation, effective June 28, 2013. Mr. Campbell is leaving the Company to become Executive Vice President and Chief Financial Officer of American Express Company.

Until a permanent replacement for Mr. Campbell has been named, Nigel A. Rees will serve as the Company’s interim Chief Financial Officer. Mr. Rees, age 67, joined the Company in 2001 and currently serves as its Vice President and Controller. Prior to joining the Company, Mr. Rees was senior Vice President of Finance from 1998 to 2001 for Adecco, SA, a global staffing and professional services company. From 1995 to 1998, he served as Director of Internal Audit for Tandem Computers, Inc.; from 1993 to 1994, he served as the Chief Financial Officer for International Microcomputer Software, Inc.; and from 1991 to 1993, he served as Vice President of Finance and Administration for Challenge Dairy Products, Inc. Mr. Rees is a CPA and began his career in public accounting with Deloitte & Touche LLP. He holds an M.B.A. from the University of Washington and a B.A. from Whitman College.

Mr. Rees will be paid a base salary of $436,285 with a target annual cash bonus of 50% of his base salary, a target cash long-term incentive award of $115,000, a target performance-based restricted stock unit award of 1,450 units, and in May 2013 he was granted a stock option to purchase 4,580 shares. Mr. Rees is also eligible to participate in the Company’s general welfare plans.

Item 7.01	Regulation FD Disclosure.

On June 20, 2013, the Company issued a press release announcing that Mr. Campbell will be leaving the Company and that Mr. Rees will be serving as the Company’s interim Chief Financial Officer. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

The information contained in this item, including Exhibit 99.1, is furnished to the Securities and Exchange Commission (the “Commission”), but shall not be deemed “filed” with the Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued by the Company dated June 20, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2013

McKesson Corporation

By:	/s/ Laureen E. Seeger
Laureen E. Seeger
Executive Vice President, General Counsel and
Chief Compliance Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by the Company dated June 20, 2013.